Exhibit 13

MITSUBISHI UFJ FINANCIAL GROUP, INC.

CERTIFICATION REQUIRED BY

RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2013 as filed with the US Securities and Exchange Commission on the date hereof (the “Report”), I, Nobuyuki Hirano, President & Chief Executive Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ NOBUYUKI HIRANO
Name: Nobuyuki Hirano
Title: President & Chief Executive Officer

Dated: July 22, 2013

MITSUBISHI UFJ FINANCIAL GROUP, INC.

CERTIFICATION REQUIRED BY

RULE 13a-14(b) OR RULE 15d-14(b)

AND 18 U.S.C. Section 1350

In connection with the Annual Report of Mitsubishi UFJ Financial Group, Inc. (the “Company”) on Form 20-F for the fiscal year ended March 31, 2013 as filed with the US Securities and Exchange Commission on the date hereof (the “Report”), I, Taihei Yuki, Senior Managing Director and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TAIHEI YUKI
Name: Taihei Yuki Title: Senior Managing Director and Chief Financial Officer

Dated: July 22, 2013